Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the “Report”) of AMCON Distributing Company (the “Company”) for the fiscal quarter ended December 31, 2024, I, Charles J. Schmaderer, Vice President, Chief Financial Officer and Secretary of the Company, hereby certify that, to the best of my knowledge and belief:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 21, 2025	/s/ Charles J. Schmaderer
Charles J. Schmaderer
Title: Vice President, Chief Financial Officer and Secretary

A signed original of this written statement required by Section 906 has been provided to AMCON Distributing Company and will be retained by AMCON Distributing Company and furnished to the Securities and Exchange Commission or its staff upon request.